================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 11, 2006

                              Diomed Holdings, Inc.


           Delaware                 000-32045               84-1480636
(State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)          File Number)         Identification No.)

                 1 Dundee Park
                  Andover, MA                                 01810
   (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

Item 7.01 Regulation FD Disclosure

On December 8, 2006, Diomed Holdings, Inc. issued a press release announcing that the court presiding over Diomed's lawsuit alleging infringement by AngioDynamics, Inc. and Vascular Solutions, Inc. of Diomed's U.S. Patent No. 6,398,777, has scheduled March 12, 2007 as the trial date for commencement of trial. A copy of this press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1    Press Release Issued December 8, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Diomed Holdings, Inc.
                                        (Registrant)


Date: December 11, 2006                 By: /s/ DAVID B. SWANK
                                           -------------------------------------
                                        Name:   David B. Swank
                                        Title:  Chief Financial Officer


List of Exhibits:

99.1    Press Release Issued December 8, 2006